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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: April 28, 2000
                       (Date of earliest event reported)


                      FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)


        Delaware                  333-74467                      75-2808384
(State of Incorporation)    (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)

           4000 Horizon Way
            Irving, Texas                                            75063
(Address of Principal executive offices)                          (Zip Code)


      Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-74467) filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 21, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on July 16, 1999, as further amended by Amendment No. 3 thereto filed with the Commission on December 20, 1999, and as further amended by Amendment No. 4 thereto filed with the Commission on January 21, 2000 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, the related Prospectus Supplement and the related Supplement to the Prospectus Supplement (collectively, the "Prospectus"), which have been filed with the Commission pursuant to Rule 424, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2000-1 (the "Offered Securities").

     On April 28, 2000, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed-rate, fully-amortizing, one-to four-family, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2000 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.2.
                                             ------------

     The Offered Securities, having an aggregate principal balance of approximately $184,864,227, have been sold by the Registrant to Lehman Brothers Inc. ("Lehman Brothers") pursuant to an Underwriting Agreement dated as of April 26, 2000 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of April 26, 2000, each among Lehman Brothers, the Registrant and First Horizon Home Loan Corporation ("FHHLC"). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.2.
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               1.2 Underwriting Agreement dated as of April 26, 2000 by and among Lehman Brothers, the Registrant and FHHLC

               10.2 Pooling and Servicing Agreement dated as of April 1, 2000 by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee

                                      -2-
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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES INC.



May 11, 2000                By: /s/ Wade Walker
                               -----------------------------------------------
                                  Wade Walker
                                  Senior Vice President - Asset Securitization

                                      -3-
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                               INDEX TO EXHIBITS


     Exhibit No.
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         1.2   Underwriting Agreement dated as of April 26, 2000 by and among
               Lehman Brothers, the Registrant and FHHLC

         10.2 Pooling and Servicing Agreement dated as of April 1, 2000 by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, and The Bank of New York, as Trustee